EARNING PER SHARE ('EPS')	12 Months Ended
Dec. 31, 2021
EARNING PER SHARE ('EPS')
EARNING PER SHARE ('EPS')

NOTE 27. EARNING PER SHARE (‘EPS’)

Basic EPS is calculated by reducing the income from continuing operations by the amount of dividends declared in the current period for each class of stock and by the contractual amount of dividends that must be paid for the current period, considering the allocation of remaining earnings to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed. EPS is determined by dividing the total earnings allocated to each security by the weighted average number of common shares outstanding.

Diluted EPS assumes the issuance of common shares for all dilutive potential common shares outstanding during the reporting period. The Bank had no dilutive potential common shares as of December 31, 2021, 2020 and 2019.

The following table summarizes information related to the computation of basic EPS for the years ended December 31, 2021, 2020 and 2019 (in millions of pesos, except per share data):

	2021	2020	2019
Income from continuing operations before attribution of non-controlling interests	4,207,787	315,359	3,214,567
Less: Non-controlling interests from continuing operations	120,992	39,365	97,216
Net income from continuing operations	4,086,795	275,994	3,117,351
Less: Preferred dividends declared	59,851	682,876	435,810
Less: Allocation of undistributed earnings to preferred stockholders	1,830,636	(583,718)	998,864
Net income allocated to common shareholders for basic and diluted EPS	2,196,308	176,836	1,682,677
Weighted average number of common shares outstanding used in basic EPS calculation (In millions)	510	510	510
Basic and Diluted earnings per share to common shareholders	4,309	347	3,301
Basic and Diluted earnings per share from continuing operations	4,309	347	3,301